UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below, at the 2019 joint annual meeting of shareholders of PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), PG&E Corporation’s shareholders approved Item 2 relating to an increase in the maximum and minimum sizes of PG&E Corporation’s Board of Directors. Accordingly, on June 21, 2019, PG&E Corporation filed with the California Secretary of State an Amendment to Articles of Incorporation of PG&E Corporation. Such Amendment to Articles of Incorporation of PG&E Corporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2019, PG&E Corporation and the Utility held their joint annual meeting of shareholders.

PG&E Corporation:

At the joint annual meeting, the shareholders of PG&E Corporation voted as indicated below on the following matters:

1.            Election of the following individuals to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the joint proxy statement of PG&E Corporation and the Utility, filed with the Securities and Exchange Commission on May 17, 2019 (the “proxy statement”)):

	For	Against	Abstain	Broker Non- Vote(1)
Richard R. Barrera	370,415,458	1,301,289	3,214,091	60,072,366
Jeffrey L. Bleich	372,845,205	1,228,207	857,427	60,072,366
Nora Mead Brownell	372,793,939	1,296,735	840,164	60,072,366
Frederick W. Buckman	372,820,045	1,246,010	864,784	60,072,366
Cheryl F. Campbell	372,950,732	1,124,207	855,900	60,072,366
Fred J. Fowler	371,946,198	2,099,859	884,781	60,072,366
William D. Johnson	372,965,765	1,099,426	865,648	60,072,366
Michael J. Leffell	369,610,503	1,398,684	3,921,652	60,072,366
Kenneth Liang	369,567,094	1,477,997	3,885,748	60,072,366
Dominique Mielle	372,053,946	1,307,494	1,569,398	60,072,366
Meridee A. Moore	372,717,020	1,361,205	852,614	60,072,366
Eric D. Mullins	371,932,165	2,110,145	888,528	60,072,366
Kristine M. Schmidt	372,906,927	1,164,000	859,911	60,072,366
Alejandro D. Wolff	372,737,505	1,288,658	904,676	60,072,366

(1) A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Each director nominee named above was elected a director of PG&E Corporation.

2.            Approval of an amendment to PG&E Corporation’s Restated Articles of Incorporation to increase the maximum size of PG&E Corporation’s Board of Directors to 15 directors and to increase the minimum number of directors on PG&E Corporation’s Board of Directors to eight directors (included as Item 2 in the proxy statement):

For:	371,416,641
Against:	2,676,552
Abstain:	837,646
Broker Non-Vote(1)	60,072,366

(1) See footnote 1 above.

This proposal was approved.

3.            Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2019 (included as Item 3 in the proxy statement):

For:	428,701,041
Against:	4,929,768
Abstain:	1,372,396

This proposal was approved.

4.            Non-binding advisory vote to approve PG&E Corporation’s executive compensation (included as Item 4 in the proxy statement):

For:	349,460,786
Against:	23,763,909
Abstain:	1,706,143
Broker Non-Vote(1)	60,072,366

(1) See footnote 1 above.

This proposal was approved.

5.            Shareholder proposal regarding PG&E Corporation structure reform (included as Item 5 in the proxy statement):

For:	49,615,657
Against:	318,221,875
Abstain:	7,093,306
Broker Non-Vote(1)	60,072,366

(1) See footnote 1 above.

This proposal was not approved.

6.            Shareholder proposal to improve shareholder proxy access (included as Item 6 in the proxy statement):

For:	129,195,301
Against:	241,497,173
Abstain:	4,238,364
Broker Non-Vote(1)	60,072,366

(1) See footnote 1 above.

This proposal was not approved.

Pacific Gas and Electric Company:

At the joint annual meeting, the shareholders of the Utility voted as indicated below on the following matters:

1.            Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
Richard R. Barrera	267,953,975	135,423	58,055	4,319,316
Jeffrey L. Bleich	267,951,653	135,935	59,865	4,319,316
Nora Mead Brownell	267,962,418	126,445	58,590	4,319,316
Frederick W. Buckman	267,957,512	130,485	59,456	4,319,316
Cheryl F. Campbell	267,974,842	112,658	59,953	4,319,316
Fred J. Fowler	267,958,670	127,819	60,964	4,319,316
William D. Johnson	267,970,377	118,898	58,178	4,319,316
Michael J. Leffell	267,958,081	129,319	60,053	4,319,316
Kenneth Liang	267,952,881	132,746	61,826	4,319,316
Dominique Mielle	267,954,717	133,577	59,159	4,319,316
Meridee A. Moore	267,961,751	126,472	59,230	4,319,316
Eric D. Mullins	267,945,282	140,894	61,277	4,319,316
Kristine M. Schmidt	267,969,763	119,449	58,241	4,319,316
Alejandro D. Wolff	267,946,807	142,092	58,554	4,319,316

(1) See footnote 1 above.

Each director nominee named above was elected a director of the Utility.

2.            Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2019 (included as Item 3 in the proxy statement):

For:	272,037,484
Against:	305,035
Abstain:	124,250

This proposal was approved.

3.            Non-binding advisory vote to approve the Utility’s executive compensation (included as Item 4 in the proxy statement):

For:	267,865,634
Against:	200,444
Abstain:	81,375
Broker Non-Vote(1)	4,319,316

(1) See footnote 1 above.

This proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation of PG&E Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: June 24, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Date: June 24, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and Corporate Secretary